UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : September 28, 2007

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

001-32347 Commission File No.	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Suite 300, Reno, Nevada (Address of principal executive offices)	89511 (Zip code)

Not Applicable
(Former name or former address, if changed since last report)

(775) 356-9029
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b): The Company and Mr. Hezy Ram, its Executive Vice President—Business Development, North America, have mutually agreed not to renew Mr. Ram’s employment with the Company following the expiration of his current employment agreement on December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.
(Registrant)
By:	/s/ Yehudit Bronicki
Yehudit Bronicki
Chief Executive Officer

Date: September 28, 2007